Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Particle Drilling Technologies, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jim B. Terry, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jim B. Terry
Jim B. Terry
Chief Executive Officer

Date: December 15, 2008
A signed original of this written statement required by Section 906 has been provided to Particle Drilling Technologies, Inc. and will be retained by Particle Drilling Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.